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                                    EXHIBIT 10.41

                     TERMINATION OF CONSULTING AGREEMENT BETWEEN
                         THE COMPANY AND MANHATTAN WEST, INC.
                                DATED JANUARY 28, 1998


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                            [ON MANHATTAN WEST LETTERHEAD]





                                   February 4, 1998


James A. Scudder
ONTRO, INC.
12675 Danielson Court, Suite 401
Poway, CA 92064

     Re:  Termination of Consulting Agreement

Dear Jim:

     Please accept this letter as notice that Manhattan West, Inc. hereby terminates the Consulting Agreement entered into between Manhattan West, Inc. and Ontro, Inc. dated July 15, 1996. Manhattan West forfeits any fees or consideration due or which may become due pursuant to the Consulting Agreement.

     By this letter Manhattan West, Inc. hereby acknowledges and agrees all of its rights pursuant to the Option Agreement dated July 15, 1996 from Ontro, Inc. are hereby expired, terminated and extinguished and Manhattan shall have no further rights therein.

     Please signify your acceptance of the terms of this letter by signing below and delivering a copy to me.

                                   Very truly yours,


                                   /s/ Tariq Khan
                                   --------------
                                   Tariq Khan
                                   President

APPROVED AND ACCEPTED:

ONTRO, INC.


By: /s/ James A. Scudder
    ---------------------------
    James A. Scudder, President